                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                    JANUARY 5, 1998
                          ---------------------------------
                                    Date of Report
                          (Date of Earliest Event Reported)


                                     TOPRO, INC.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


            COLORADO                           0-19167           84-1042227
-------------------------------             -----------       ----------------
(State or other jurisdiction of            (Commission        (I.R.S. Employer
 incorporation or organization)              File No.)          I. D. Number)

  7887 E. BELLEVIEW AVENUE, SUITE 820
             ENGLEWOOD, CO                                           80111
----------------------------------------                           ----------
(Address of principal executive offices)                           (zip code)

                                    (303) 771-9794
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

                       2525 WEST EVANS AVENUE, DENVER, CO 80219
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

A. On January 5, 1998, the holder of the Company's 133,334 outstanding shares of Series A Convertible Preferred Stock converted those shares to 1,333,340 shares of the Company's Common Stock. The Series A Convertible Preferred Stock had been entitled to receive a cumulative dividend of 6% per annum.

B. Topro, Inc. hereby supplements its Prospectus dated March 6, 1997, as follows:

                                    TOPRO, INC.
                        SUPPLEMENT DATED JANUARY 21, 1998 TO
                         THE PROSPECTUS DATED MARCH 6, 1997

     The following information known to Topro, Inc. (the "Company") as of January 20, 1998 updates and supplements the information set forth in the "Selling Shareholders" section of the Company's March 6, 1997 Prospectus. The Supplement reflects a decrease of 57,071 shares in the number of shares offered by Mr. Jenkins and an increase of 57,071 in the number of shares offered by Mr. Smith.

                               SELLING SHAREHOLDERS

     This Supplement updates the information as of January 20, 1998 for each Selling Shareholder named below. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

----------------------------------------------------------------------------------------------------------------------------------
                           Shares Beneficially                                                             Shares Beneficially
                           Owned at 1/20/98(1)             Number of Shares Currently                    Owned After Offering(1)
                                                                 Offered Hereby
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Underlying Notes,
                                                                         Warrants, Debentures
Name                    Number          Percent      Shares(2)               and Options(3)           Number(4)          Percent
----------------------------------------------------------------------------------------------------------------------------------
Marvin W. Smith          87,071           *            -0-                       57,071                 30,000               *
----------------------------------------------------------------------------------------------------------------------------------
John P. Jenkins         798,160         4.4%           -0-                       55,071                743,089             4.0%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------
*  Less than 1 percent.


(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person of the class, but not deemed outstanding for the purpose of calculating the percentage owned of the class by any other person.

(2) The number of Shares offered hereby consists of outstanding Shares held and offered for the account of the Selling Shareholders.

(3) The number of Shares underlying notes, warrants, debentures and options are those Shares registered for sale upon conversion and exercise of notes, warrants, debentures and options held by Selling Shareholders.

(4) Assumes that all notes, options, debentures and warrants are converted and exercised and all Shares offered hereby are sold by the Selling Shareholders.

C. Topro, Inc. hereby supplements its Prospectus dated December 29, 1997, as follows:

                                    TOPRO, INC.
                       SUPPLEMENT DATED JANUARY 21, 1998 TO
                       THE PROSPECTUS DATED DECEMBER 29, 1997

     The following information known to Topro, Inc. (the "Company") as of January 20, 1998 updates and supplements the information set forth in the "Selling Shareholders" section of the Company's December 29, 1997 Prospectus. This supplement reflects a change in Selling Shareholders.

                               SELLING SHAREHOLDERS

     This Supplement updates the information for each Selling Shareholder named below. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.


----------------------------------------------------------------------------------------------------------------------------------
                           Shares Beneficially                                                             Shares Beneficially
                           Owned at 1/20/98(1)             Number of Shares Currently                    Owned After Offering(1)
                                                                 Offered Hereby
----------------------------------------------------------------------------------------------------------------------------------
                                                                           Shares Underlying Notes,
                                                                             Warrants, Debentures
Name                         Number         Percent        Shares(2)             and Options(3)             Number(4)      Percent
----------------------------------------------------------------------------------------------------------------------------------
Michael C. Taylor Family
Revocable Living Trust      502,000          2.77%          76,000                   426,000                  -0-            *
----------------------------------------------------------------------------------------------------------------------------------
Marvin W. Smith              87,071              *               0                    30,000                 57,071          *
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------
*    Less than 1 percent.


(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person of the class, but not deemed outstanding for the purpose of calculating the percentage owned of the class by any other person.

(2) The number of Shares offered hereby consists of outstanding Shares held and offered for the account of the Selling Shareholders.

(3) The number of Shares underlying notes, warrants, debentures and options are those Shares registered for sale upon conversion and exercise of notes, warrants, debentures and options held by Selling Shareholders.

(4) Assumes that all notes, options, debentures and warrants are converted and exercised and all Shares offered hereby are sold by the Selling Shareholders.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Topro, Inc.

Date:  January 20, 1998                  By: /s/John Jenkins
                                            ------------------------------------
                                             John Jenkins, President and CEO























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